                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Post-Effective Amendment No. 3 to Form F-1 on Form F-3 Registration Statement of our report dated November 3, 2000 relating to the consolidated financial statements of GT Group Telecom Inc. for the years ended September 30, 2000, 1999 and 1998, which are incorporated by reference into such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PRICEWATERHOUSECOOPERS LLP

Toronto, Canada
April 16, 2001